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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                              September 2, 2003
                              -----------------
                Date of Report (Date of earliest event reported)


                            OSI PHARMACEUTICALS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                       0-15190                13-3159796
       ----------------                   -------             --------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
        incorporation)                 File Number)          Identification No.)


                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                         ----------------------------
                    (Address of principal executive offices)



                                 (631) 962-2000
                           ------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                          -----------------------------
                         (Former name or former address,
                         if changed since last report.)



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ITEM 5.  OTHER EVENTS

         On September 2, 2003 and September 3, 2003, OSI Pharmaceuticals, Inc., a Delaware corporation, issued press releases, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2 and incorporated herein by reference.

ITEM 7.  EXHIBITS


    EXHIBIT NO.                      DESCRIPTION
    -----------                      -----------

       99.1          Press release, dated September 2, 2003.
       99.2          Press release, dated September 3, 2003.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    September 3, 2003             OSI PHARMACEUTICALS, INC.

                                       By:/s/ Robert L. Van Nostrand
                                          --------------------------------
                                          Robert L. Van Nostrand
                                          Vice President and Chief Financial
                                          Officer (Principal Financial Officer)



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                                  EXHIBIT INDEX


  EXHIBIT NO.                      DESCRIPTION
  -----------                      -----------

       99.1          Press release, dated September 2, 2003.
       99.2          Press release, dated September 3, 2003.